================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) December 23, 1998

     ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1998-5)


                          ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           333-57027                                  36-3886007
-----------------------------          -----------------------------------------
   (Commission File Number)               (I.R.S. Employer Identification No.)




181 West Madison Street, Chicago, Illinois                       60602
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                     (Zip Code)


                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5. OTHER EVENTS.

     On December 23, 1998, the Registrant caused the issuance and sale of approximately $242,051,698 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-5 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1998, among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and LaSalle Home Mortgage Corporation, as servicer.

     In connection with the sale of the Series 1998-5 Certificates (the "Certificates"), the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.


      ITEM 601(a) OF
      REGULATION S-K
      EXHIBIT NO.                         DESCRIPTION
      --------------                      -----------
               5.1                         Opinion Letter re: legality
               8.1                         Opinion Letter re: tax matters
                                           (included as part of Exhibit 5.1)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABN AMRO MORTGAGE CORPORATION
                                                   (Registrant)




Dated: December 23, 1998                By:      /s/ Maria Fregosi
                                             -----------------------------------
                                        Name:    Maria Fregosi
                                        Title:   Vice President

                                INDEX OF EXHIBITS



        ITEM 601(a) OF                     SEQUENTIALLY
        REGULATION S-K                     NUMBERED
        EXHIBIT NO.                        DESCRIPTION
        --------------                     -----------
         5.1                               Opinion Letter re: legality
         8.1                               Opinion Letter re: tax matters
                                           (included as part of Exhibit 5.1)
